Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED JUNE 30, 2011
TO PROSPECTUS DATED APRIL 29, 2011

Effective June 30, 2011, The Flex-funds Prospectus is amended as follows:

The Total Return Bond Fund is available for purchase.

This Supplement and the Prospectus dated April 29, 2011 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.